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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 21, 2001
                                Date of report

                               HomeBase(R), INC.
              (Exact name of Registrant as Specified in Charter)



          Delaware                         1-10259                33-0109661
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
        Incorporation)                                          Identification
                                                                   Number)

                             3345 Michelson Drive
                               Irvine, CA 92612
                   (Address of Principal Executive Offices)


                                (949) 442-5000
             (Registrant's telephone number, including area code)
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Item 5. Other Events.

     On August 21, 2001, HomeBase, Inc. issued a press release announcing that Thomas F. Gallagher has been promoted to the position of President and Chief Operating Officer of HomeBase, Inc., and elected to the Board of Directors.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit        Description
-------        -----------
99.1           Press Release dated August 21, 2001.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August ___, 2001
                                          HomeBase, Inc.



                                          By: ______________________________
                                          Name: ____________________________
                                          Title: ___________________________
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                                 EXHIBIT INDEX



           Exhibit
           Number                       Description of Exhibit
           ------                       ----------------------

            99.1         Press Release dated August 21, 2001